UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2007

Old Dominion Freight Line, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	0-19582	56-0751714
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Old Dominion Way, Thomasville, North Carolina		27360
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(336) 889-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2007, Earl E. Congdon, Chairman and Chief Executive Officer of Old Dominion Freight Line, Inc. (the "Company"), notified the Company’s Board of Directors (the "Board") of his intention to resign from the position of Chief Executive Officer, effective as of December 31, 2007. Mr. Congdon will continue his active involvement with the Company as Executive Chairman of the Board with participation in most major decisions, including strategic planning, acquisitions and other significant matters that affect the Company.

Also on October 29, 2007, the Board designated or appointed the following three current employees of the Company to the positions described below, with each designation or appointment to be effective as of January 1, 2008:

(1) Earl E. Congdon:
New Position - Executive Chairman of the Board of Directors
Former Positions - Chairman of the Board of Directors; Chief Executive Officer

(2) David S. Congdon:
New Positions - President; Chief Executive Officer
Former Positions - President; Chief Operating Officer

(3) John B. Yowell:
New Positions - Executive Vice President; Chief Operating Officer
Former Position - Executive Vice President

Earl E. Congdon (76) joined the Company in 1949 and has served as Chairman of the Board of Directors and Chief Executive Officer since 1985 and as a director since 1952. He is a son of E. E. Congdon, one of the Company’s founders; the brother of John R. Congdon, our Senior Vice President and Vice Chairman of the Board of Directors; the father of David S. Congdon; and the father-in-law of John B. Yowell.

David S. Congdon (51) began his career with the Company in 1978 and has served as the Company’s President and Chief Operating Officer since May 1997. Between 1978 and 1997, he held various Company positions in Operations, Maintenance and Engineering. Mr. Congdon was elected a director in 1998 and is the son of Earl E. Congdon.

John B. Yowell (56) joined the Company in February 1983 and has served as Executive Vice President since May 1997. He has also held senior positions in many functional areas of the Company, including Corporate Services, Operations and Information Technology. He is a son-in-law of Earl E. Congdon.

Earl E. Congdon, David S. Congdon and John B. Yowell are each parties to previously established and separate employment agreements with the Company, which generally require each executive to perform duties customarily performed by persons holding their respective positions. These employment agreements provide non-competition and non-solicitation protection to the Company and provide incentives to the executives, which include a base salary, bonus program eligibility, certain perquisites, change-in-control protection and participation in all employee benefit plans that are generally available to all Company employees. With respect to each of David S. Congdon and John B. Yowell, the employment agreements provide additional incentives that include life insurance benefits and post-employment severance benefits. Each of Mr. Earl Congdon, Mr. David Congdon and Mr. Yowell also participate in the Old Dominion Freight Line, Inc. Phantom Stock Plan (the "Phantom Stock Plan"), which entitles each executive to receive discretionary annual phantom stock awards that are based upon the Company’s profitability, and the 2006 Nonqualified Deferred Compensation Plan of Old Dominion Freight Line, Inc. (the "Deferred Compensation Plan"), which allows each executive to defer a portion of their base salary and bonus. The Company regularly discloses the amount and components of compensation paid to each of these executives pursuant to existing compensatory arrangements in the Company’s definitive proxy statement for its annual meeting of shareholders, the most recent of which was filed with the Securities and Exchange Commission on April 18, 2007.

None of Mr. Earl Congdon, Mr. David Congdon or Mr. Yowell have entered into any additional plans, contracts or arrangements in connection with their respective new designations or appointments or have been awarded any additional compensation. Their existing contracts and arrangements remain unchanged and in full force and effect, and the plans in which they were entitled to participate remain unchanged and in full force and effect, following their respective new designations or appointments.

The Company is and has engaged in related-party transactions with Old Dominion Truck Leasing, Inc. ("Leasing"), an entity in which each of Mr. Earl Congdon, Mr. David Congdon and Mr. Yowell have a direct or indirect material interest. Leasing is a North Carolina corporation whose voting stock is owned in part by the Earl E. Congdon Intangibles Trust, for which Mr. David Congdon serves as the trustee, and by certain members of Mr. Earl Congdon’s family. Leasing is primarily engaged in the business of providing leases for tractors, trailers and other vehicles. Mr. Earl Congdon is Vice Chairman of the Board of Leasing.

As of September 30, 2007, the Company has charged Leasing $2,000 for vehicle repair, maintenance and other services that the Company provides to Leasing at cost plus a negotiated markup. In addition, as of the same date the Company has paid Leasing $183,000 for maintenance and other services and $467,000 for leased equipment. The leased equipment was utilized by the Company’s customers, who have reimbursed or are expected to reimburse the Company for the lease amount through a periodic billing process that includes charges for additional services that the Company provided to these customers, or was utilized in the Company’s operations.

The foregoing is a summary of the material plans, contracts and arrangements to which each of Mr. Earl Congdon, Mr. David Congdon and Mr. Yowell are parties or in which they are entitled to participate, and is qualified in its entirety by reference to each of their respective employment agreements, the Phantom Stock Plan and the Deferred Compensation Plan, which are included as Exhibits 10.17.1, 10.17.3, 10.17.4, 10.19.1 and 10.20.1 to this report and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 29, 2007, the Board approved certain amendments to the Company’s Amended and Restated Bylaws of Old Dominion Freight Line, Inc. (the "Bylaws"), effective immediately (the "Amendments"). The Bylaws were amended as follows:

(i) The first sentence of Article 6, Section 1 ("Titles") was revised to include the positions of Chief Executive Officer and Chief Operating Officer;

(ii) The title and text of Article 6, Section 6 ("Chairman of the Board of Directors and Chief Executive Officer") was deleted in its entirety and replaced with the title "Chairman of the Board of Directors" and related text that (a) eliminates the requirement that the Chairman of the Board also serve as the Chief Executive Officer, and (b) allows the Board to designate the Chairman of the Board as Executive Chairman; and

(iii) The title and text of Article 6, Section 8 ("President and Chief Operating Officer") was deleted in its entirety and replaced with the title "Chief Executive Officer, President and Chief Operating Officer" and related text that (a) eliminates the requirement that the President also serve as the Chief Operating Officer, and (b) defines the responsibilities of each of the Chief Executive Officer, President and Chief Operating Officer positions.

The foregoing is a summary of the Amendments to the Bylaws that are immediately effective and is qualified in its entirety by reference to the Amendments to the Amended and Restated Bylaws of Old Dominion Freight Line, Inc., which is included as Exhibit 3.2.1 to this report and incorporated herein by reference.

In addition to adopting the Amendments, on October 29, 2007, the Board also amended the first sentence of Article 3, Section 2 ("Number, Term and Qualification") to increase the maximum number of directors that may serve on the Board from nine to twelve (the "Number Amendment"). The Number Amendment is not immediately effective, however, because it remains subject to approval by the Company’s shareholders. The Company intends to submit the Number Amendment to its shareholders for approval at the Company’s 2008 Annual Meeting of Shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. 3.2.1 - Amendments to the Amended and Restated Bylaws of Old Dominion Freight Line, Inc.

Exhibit No. 10.17.1 - Employment Agreement by and between Old Dominion Freight Line, Inc. and Earl E. Congdon, effective as of June 1, 2004 (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K filed on June 10, 2004)

Exhibit No. 10.17.3 - Employment Agreement by and between Old Dominion Freight Line, Inc. and David S. Congdon, effective as of June 1, 2004 (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K filed on June 10, 2004)

Exhibit No. 10.17.4 - Employment Agreement by and between Old Dominion Freight Line, Inc. and John B. Yowell, effective as of June 1, 2004 (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K filed on June 10, 2004)

Exhibit No. 10.19.1 - Old Dominion Freight Line, Inc. Phantom Stock Plan, effective as of May 16, 2005 (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K filed on May 20, 2005)

Exhibit No. 10.20.1 - 2006 Nonqualified Deferred Compensation Plan of Old Dominion Freight Line, Inc. (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K filed on February 21, 2006)

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Dominion Freight Line, Inc.

November 2, 2007	By:	/s/ John P. Booker, III

Name: John P. Booker, III
Title: Vice President - Controller (Principal Accounting Officer)

Top of the Form

Exhibit Index

Exhibit No.	Description

3.2.1	Amendments to the Amended and Restated Bylaws of Old Dominion Freight Line, Inc.
10.17.1	Employment Agreement by and between Old Dominion Freight Line, Inc. and Earl E. Congdon, effective as of June 1, 2004 (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K filed on June 10, 2004)
10.17.3	Employment Agreement by and between Old Dominion Freight Line, Inc. and David S. Congdon, effective as of June 1, 2004 (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K filed on June 10, 2004)
10.17.4	Employment Agreement by and between Old Dominion Freight Line, Inc. and John B. Yowell, effective as of June 1, 2004 (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K filed on June 10, 2004)
10.19.1	Old Dominion Freight Line, Inc. Phantom Stock Plan, effective as of May 16, 2005 (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K filed on May 20, 2005)
10.20.1	2006 Nonqualified Deferred Compensation Plan of Old Dominion Freight Line, Inc. (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K filed on February 21, 2006)